UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2025
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Lazard, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32492	98-0437848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Rockefeller Plaza New York, New York		10112
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 212-632-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LAZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)    The Company held its Annual Meeting of shareholders (the “Annual Meeting”) on May 8, 2025.
(b)    The Company’s shareholders considered three proposals, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-32492), filed with the Securities and Exchange Commission on March 25, 2025. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting were as follows:

		For	Withheld	Abstain	Broker Non-Votes
1.	Election of Directors:
	Peter Harrison	76,122,916	178,779	*	11,196,954
	Dan Schulman	70,357,657	5,944,038	*	11,196,954

		For	Against	Abstain	Broker Non-Votes
2.	Non-binding advisory vote regarding executive compensation	50,784,395	24,560,644	956,656	11,196,954

		For	Against	Abstain	Broker Non-Votes
3.	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 and authorization of the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration	85,337,489	2,131,577	29,583	__

	* Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD, INC. (Registrant)

	By:	/s/ Shari Soloway
	Name:	Shari Soloway
	Title:	Corporate Secretary
Dated: May 13, 2025